VARIABLE ANNUITY ACCOUNT C
ING Life Insurance and Annuity Company
October 31, 2007 Supplement to the April 30, 2007 Contract Prospectus
or Contract Prospectus Summary, as amended
Oregon University System

We have issued group contracts to Oregon University System (“OUS”) as funding vehicles for its 403(b)
and 401(a) plans. We do not serve as record keeper for participant accounts under these contracts; rather, we have issued them as unallocated contracts. OUS has designated Fidelity Investments Institutional
Operations Company, Inc. (“Fidelity”) to be its administrative service provider for its plans and to act as record keeper for the individual accounts under the contracts. As directed by OUS, we pay Fidelity up to
16 bps of the average amount invested in the ING Life Insurance and Annuity Company contracts under the plans in consideration for providing these participant-level record keeping services.

Because we are not serving as participant record keeper for these contracts, the following information supersedes any information to the contrary in the contract prospectus or contract prospectus summary:

1.	Participant transfers will not be monitored by ING Life Insurance and Annuity Company under its excessive trading policy. Instead, Fidelity will monitor transfers pursuant to its own excessive trading policy. You may obtain more information about Fidelity’s excessive trading policy by contacting Fidelity as provided for in your enrollment materials.

2.	All inquiries, transactions requests, and administrative requests should be directed to Fidelity as provided for in your enrollment materials. Any such requests directed to ING Life Insurance and Annuity Company will be considered not in good order.

Insurance products issued by ING Life Insurance and Annuity Company. Securities offered through ING Financial
Advisers, LLC (Member SIPC), One Orange Way, Windsor, CT 06095-4774, or through other Broker-Dealers with which it has a selling agreement. These companies are wholly owned, indirect subsidiaries of ING Groep N.V.
Insurance obligations are the responsibility of each individual company.

XCS.01107-07OUS	October 2007